UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Boulevard Tysons, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

DXC Senior Notes Offering.

On March 15, 2018, DXC Technology Company (the “Company”) completed its previously announced offering of £250,000,000 aggregate principal amount of its 2.750% Senior Notes due 2025 (the “Notes”). The offering was made through an underwriting syndicate led by Lloyds Bank plc and Merrill Lynch International, as representatives of the underwriters.

The Notes were offered and sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated March 7, 2018, among the Company and the underwriters named therein, under the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-219941), filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2017. The Company has filed with the SEC a prospectus supplement, dated March 7, 2018, together with the accompanying prospectus, dated August 14, 2017, relating to the offer and sale of the Notes.

The Notes are governed by the terms of an indenture (the “Base Indenture”), dated as of March 27, 2017, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a sixth supplemental indenture (the “Sixth Supplemental Indenture”), dated as of March 15, 2018, among the Company, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent.

The foregoing description of the Underwriting Agreement and Sixth Supplemental Indenture does not constitute a complete summary of these documents and is qualified by reference in its entirety to the full text of the Underwriting Agreement and Sixth Supplemental Indenture which are filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, and incorporated herein by reference.

The Company is also filing the computation of its ratio of earnings to fixed charges for the nine months ended December 31, 2017 and each of the five years from 2013 through 2017 as Exhibit 12.1 hereto, which is incorporated by reference into the Registration Statement.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated March 7, 2018, among DXC Technology Company and the underwriters named therein.

4.1	Sixth Supplemental Indenture, dated March 15, 2018, among DXC Technology Company, U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, UK Branch, as paying agent.

4.3	Form of DXC Technology Company’s 2.750% Senior Notes due 2025 (included in Exhibit 4.1).

5.1	Opinion of Latham & Watkins LLP as to the validity of the 2.750% Senior Notes due 2025.

5.2	Opinion of Woodburn and Wedge as to the validity of the 2.750% Senior Notes due 2025.

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP (included as part of Exhibit 5.1).

23.2	Consent of Woodburn and Wedge (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Date: March 15, 2018	By:	/s/ Paul N. Saleh
	Name:	Paul N. Saleh
	Title:	Executive Vice President and
Chief Financial Officer